H-E-B

WHOLE FOODS MARKET

Market STREET

Harris Teeter

TRADER JOE'S

Kroger

InvenTrust
Properties

QUARTERLY FINANCIAL SUPPLEMENTAL

Quarter Ended March 31, 2025

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FOOD & PHARMACY
STOP

H-E-B plus!

Fine Foods

TARGET

WHOLE FOODS MARKET

TRADER JOE'S

Table of Contents

Page No.

Introductory Notes	i

Earnings Release	iii

Financial Information
Summary Financial Information .......................................................................................................................................	1
Condensed Consolidated Balance Sheets .....................................................................................................................	2
Condensed Consolidated Statements of Operations and Comprehensive Income ................................................	3
Condensed Consolidated Supplemental Details of Assets and Liabilities ................................................................	4
Condensed Consolidated Supplemental Details of Operations ..................................................................................	5
Reconciliation of Non-GAAP Measures
Same Property Net Operating Income .......................................................................................................................	6
Nareit FFO and Core FFO ...........................................................................................................................................	7
EBITDA and Adjusted EBITDA ....................................................................................................................................	7
Summary of Outstanding Debt .........................................................................................................................................	8
Debt Covenants, Interest Rate Swaps, and Capital Investments and Leasing Costs ............................................	9

Portfolio and Leasing Overview
Markets and Tenant Size ...................................................................................................................................................	10
Top 25 Tenants by ABR and Tenant Merchandise Mix .................................................................................................	11
Comparable & Non-Comparable Lease Statistics ........................................................................................................	12
Tenant Lease Expirations ..................................................................................................................................................	14

Investment Summary
Development Pipeline ........................................................................................................................................................	15
Property Summary .............................................................................................................................................................	16

Components of NAV as of March 31, 2025	19

Glossary of Terms	20

i	Supplemental - Quarter Ended March 31, 2025

Introductory Notes
About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange
Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually.
Additionally, the enclosed information does not purport to disclose all items required under U.S. Generally Accepted Accounting
Principles (“GAAP”). The information provided in this supplemental is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2025. The Company may, but assumes no obligation to, update information in this supplemental.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this supplemental, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of
InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this supplemental that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would,"  "expect," "intend," "plan,"
"seek," "anticipate," "believe," "estimate," "target," "project,"  "predict," "potential," "continue," "likely," "will," "forecast," "outlook,"
"guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent new tariffs and changes in global trade policies on the overall state of the economy; and
any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent
Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this supplemental. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that
IVT will make additional updates with respect to those or other forward-looking statements.
Notice Regarding Non-GAAP Financial Measures
In addition to GAAP measures, this supplemental contains and refers to certain non-GAAP measures. Management does not consider the Company's non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of IVT's financial performance as they may not reflect the operations of the entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of IVT's properties that could materially impact
IVT's results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of IVT's liquidity, nor as an indication of funds available to cover IVT's cash needs, including IVT's ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if management does not continue to operate the business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other
GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, IVT's non-GAAP measures may not be comparable to other REITs. Reconciliations of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are included on pages 6 and 7 and definitions of the Company's non-GAAP measures are included in the Glossary of Terms on page 20.

ii	Supplemental - Quarter Ended March 31, 2025

Introductory Notes
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account
(x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties) as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on inventrustproperties.com/investor-relations and on the
Company’s social media channels.

iii	Supplemental - Quarter Ended March 31, 2025

CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com
InvenTrust Properties Corp. Reports 2025 First Quarter Results
DOWNERS GROVE, IL – April 30, 2025 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT)
today reported financial and operating results for the quarter ended March 31, 2025. For the three months ended March
31, 2025 and 2024, the Company reported Net Income of $6.8 million, or $0.09 per diluted share, and Net Income of $2.9 million, or $0.04 per diluted share, respectively.
First Quarter 2025 Highlights:
•Nareit FFO of $0.48 per diluted share
•Core FFO of $0.46 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 6.1%
•Leased Occupancy as of March 31, 2025 of 97.3%
•Executed 69 leases totaling approximately 256,000 square feet of GLA, of which 221,000 square feet was executed at a blended comparable lease spread of 9.6%
“Our results demonstrate the strength of our necessity-based, Sun Belt-focused platform,” said DJ Busch, President and
CEO of InvenTrust. “Driven by favorable demographics, limited new supply, and resilient, albeit moderating, consumer spending, our portfolio continues to perform well despite recent economic developments and uncertainty. Looking ahead, we remain committed to operational excellence and pursuing disciplined acquisitions that drive long-term cash flow for our shareholders.”
NET INCOME
•Net Income for the three months ended March 31, 2025 was $6.8 million, or $0.09 per diluted share, compared to
Net Income of $2.9 million, or $0.04 per diluted share, for the same period in 2024.
NAREIT FFO
•Nareit FFO for the three months ended March 31, 2025 was $37.2 million, or $0.48 per diluted share, compared to $30.8 million, or $0.45 per diluted share, for the same period in 2024.
CORE FFO
•Core FFO for the three months ended March 31, 2025 was $36.2 million, or $0.46 per diluted share, compared to
$30.0 million, or $0.44 per diluted share, for the same period in 2024.
SAME PROPERTY NOI
•Same Property NOI for the three months ended March 31, 2025 was $47.3 million, a 6.1% increase, compared to the same period in 2024.

iv	Supplemental - Quarter Ended March 31, 2025
DIVIDEND
•For the quarter ended March 31, 2025, the Board of Directors declared a quarterly cash distribution of $0.2377 per share, paid on April 15, 2025.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2025, the Company’s Leased Occupancy was 97.3%.
◦Anchor Leased Occupancy, which includes spaces greater than or equal to 10,000 square feet, was
99.5% and Small Shop Leased Occupancy was 93.4%. Anchor Leased Occupancy decreased 30 basis points, and Small Shop Leased Occupancy increased 10 basis points, each on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 190 basis points, which equates to approximately $5.7 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 9.6%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of March 31, 2025 was $20.21, an increase of 3.1%
compared to the same period in 2024. Anchor Tenant ABR PSF was $12.98 and Small Shop Tenant ABR PSF
was $33.65 for the first quarter.
LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $577.4 million of total liquidity, as of March 31, 2025, comprised of $77.4 million of cash and cash equivalents and $500.0 million of availability under its Revolving Credit Facility.
•InvenTrust has $35.9 million of debt maturing in 2025 and $200.0 million of debt maturing in 2026.
•The Company's weighted average interest rate on its debt as of March 31, 2025 was 4.03% and the weighted average remaining term was 3.1 years.
SUBSEQUENT EVENTS
•On April 1, 2025, the Company acquired Plaza Escondida, a 91,000 square foot neighborhood center anchored by Trader Joe’s in the Tucson, Arizona market, for a gross acquisition price of $23.0 million. The Company used cash on hand and assumed a mortgage payable of $8.0 million to fund the acquisition.
•On April 24, 2025, the Company acquired Carmel Village, a 54,000 square foot neighborhood center in Charlotte,
North Carolina, for a gross acquisition price of $19.9 million. The Company used cash on hand to fund the acquisition.

v	Supplemental - Quarter Ended March 31, 2025
2025 GUIDANCE
InvenTrust has reaffirmed its 2025 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current and Previous (1) (2)
Net Income per diluted share	$0.27	—	$0.33
Nareit FFO per diluted share	$1.83	—	$1.89
Core FFO per diluted share (3)	$1.79	—	$1..83
Same Property NOI (“SPNOI”) Growth	3.50%	—	4.50%
General and administrative	$34,250	—	$35,750
Interest expense, net (4)	$31,000	—	$31,500
Net investment activity (5)	~ $100,000
(1)The Company’s 2025 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions and dispositions.
(2)The Company’s 2025 guidance includes an expectation of uncollectibility, reflected as 75-100 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $2.4 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2025 guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.
The following table provides a reconciliation of the range of the Company's 2025 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.27	$0.33
Depreciation and amortization of real estate assets	1.56	1.56
Nareit FFO per diluted share	1.83	1.89
Amortization of market-lease intangibles and inducements, net	(0.04)	(0.05)
Straight-line rent adjustments, net	(0.04)	(0.05)
Amortization of debt discounts and financing costs	0.04	0.04
Core FFO per diluted share	$1.79	$1.83
This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

1	Supplemental - Quarter Ended March 31, 2025

Summary Financial Information
In thousands, except share information and per square foot amounts

	Three Months Ended March 31
	2025	2024
Financial Results

Net income	$6,792	$2,900
Net income per common share - basic	0.09	0.04
Net income per common share - diluted	0.09	0.04

Nareit FFO (page 7)	37,158	30,846
Nareit FFO per diluted share	0.48	0.45

Core FFO (page 7)	36,229	29,981
Core FFO per diluted share	0.46	0.44

Same Property NOI (page 6)	47,286	44,548
Same Property NOI growth	6.1%

Adjusted EBITDA (page 7)	44,004	39,173

Distributions declared per common share	0.24	0.23

Aggregate distributions declared (as a % of Core FFO)	50.9%	51.2%

	As of March 31, 2025	As of December 31, 2024	As of December 31, 2023
Capital Information
Shares outstanding	77,567,764	77,450,794	67,807,831

Outstanding Debt, net	$740,745	$740,415	$814,568
Less: Cash and cash equivalents (page 4)	(77,368)	(87,395)	(96,385)
Net Debt	$663,377	$653,020	$718,183

Debt Metrics (trailing 12 months)
Adjusted EBITDA	$162,840	$158,009	$146,459
Net Debt-to-Adjusted EBITDA	4.1x	4.1x	4.9x
Fixed charge coverage	4.9x	4.5x	4.3x
Net debt to real estate assets, excl property acc depr.	23.4%	23.0%	27.0%
Net debt to total assets, excl property acc depr.	21.2%	20.7%	24.4%

Distributions Paid Per Share		Liquidity and Credit Facility
Q1 2025	$0.22630	Cash and cash equivalents	$77,368
Q4 2024	$0.22630	Available under credit facility	500,000
Q3 2024	$0.22630	Total	$577,368
Q2 2024	$0.22630

	Same Property		Total Portfolio
	Three Months Ended March 31		Three Months Ended March 31
	2025	2024	2025	2024
Portfolio Metrics
No. of properties	61	61	68	63
GLA	10,132	10,110	10,972	10,385
Economic Occupancy	95.2%	93.4%	95.4%	93.4%
Leased Occupancy	97.2%	96.3%	97.3%	96.3%
ABR PSF	$20.03	$19.48	$20.21	$19.61

2	Supplemental - Quarter Ended March 31, 2025

Condensed Consolidated Balance Sheets
In thousands, except share and per share amounts

	As of
	March 31, 2025	December 31, 2024
Assets	(unaudited)
Investment properties
Land	$712,827	$712,827
Building and other improvements	2,118,527	2,116,092
Construction in progress	6,245	9,951
Total	2,837,599	2,838,870
Less accumulated depreciation	(524,831)	(511,969)
Net investment properties	2,312,768	2,326,901
Cash, cash equivalents, and restricted cash	84,579	91,221
Intangible assets, net	128,956	137,420
Accounts and rents receivable	33,798	36,131
Deferred costs and other assets, net	45,404	44,277
Total assets	$2,605,505	$2,635,950

Liabilities
Debt, net	$740,745	$740,415
Accounts payable and accrued expenses	30,371	46,418
Distributions payable	18,438	17,512
Intangible liabilities, net	41,548	42,897
Other liabilities	29,597	28,703
Total liabilities	860,699	875,945
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,567,764 shares issued and outstanding as of March 31, 2025 and 77,450,794 shares issued and outstanding as of December 31, 2024	78	77
Additional paid-in capital	5,730,641	5,730,367
Distributions in excess of accumulated net income	(3,996,511)	(3,984,865)
Accumulated comprehensive income	10,598	14,426
Total stockholders' equity	1,744,806	1,760,005
Total liabilities and stockholders' equity	$2,605,505	$2,635,950

3	Supplemental - Quarter Ended March 31, 2025

Condensed Consolidated Statements of Operations and Comprehensive Income
In thousands, except share and per share information, unaudited

	Three Months Ended March 31
	2025	2024
Income
Lease income, net	$73,389	$66,493
Other property income	382	305
Total income	73,771	66,798

Operating expenses
Depreciation and amortization	30,614	28,168
Property operating	10,747	9,999
Real estate taxes	9,356	8,981
General and administrative	8,547	7,974
Total operating expenses	59,264	55,122

Other (expense) income
Interest expense, net	(8,322)	(9,634)
Other income and expense, net	607	858
Total other (expense) income, net	(7,715)	(8,776)

Net income	$6,792	$2,900

Weighted-average common shares outstanding - basic	77,563,971	67,874,528
Weighted-average common shares outstanding - diluted	78,160,787	68,272,050

Net income per common share - basic	$0.09	$0.04
Net income per common share - diluted	$0.09	$0.04

Comprehensive income
Net income	$6,792	$2,900
Unrealized (loss) gain on derivatives, net	(1,586)	7,319
Reclassification to net income	(2,242)	(3,317)
Comprehensive income	$2,964	$6,902

4	Supplemental - Quarter Ended March 31, 2025

Condensed Consolidated Supplemental Details of Assets and Liabilities
In thousands

	As of
	March 31, 2025	December 31, 2024

Cash, cash equivalents, and restricted cash
Cash and cash equivalents	$77,368	$87,395
Restricted cash	7,211	3,826
Total	$84,579	$91,221

Accounts and rents receivable
Base rent, recoveries, and other revenue receivables	$7,045	$10,273
Straight-line rent receivables	26,753	25,858
Total	$33,798	$36,131

Deferred cost and other assets, net
Deferred leasing costs, net	$16,549	$16,139
Derivative assets	10,647	14,426
Financing costs, net	5,399	5,751
Other assets	3,888	3,329
Deferred costs, net	3,668	2,783
Prepaid insurance premiums	3,491	—
Right of use assets, net	1,762	1,849
Total	$45,404	$44,277

Other liabilities
Deferred revenues	$8,063	$8,226
Security deposits	7,991	7,938
Unearned lease income	7,980	8,320
Other liabilities	3,090	1,691
Operating lease liabilities	2,425	2,528
Derivative liabilities	48	—
Total	$29,597	$28,703

5	Supplemental - Quarter Ended March 31, 2025

Condensed Consolidated Supplemental Details of Operations
In thousands

		Three Months Ended March 31
		2025	2024
Income
*	Minimum base rent	$47,066	$42,447
*	Real estate tax recoveries	8,599	8,105
*	Common area maintenance, insurance, and other recoveries	9,399	7,854
*	Ground rent income	5,076	4,737
	Amortization of market-lease intangibles and inducements, net	895	576
*	Short-term and other lease income	1,417	1,261
	Termination fee income	10	561
	Straight-line rent adjustments, net	894	906
*	Reversal of uncollectible rent and recoveries, net	33	46
	Lease income, net	73,389	66,493

*	Other property income	382	305

	Total income	$73,771	$66,798

Operating expenses
	Depreciation and amortization	$30,614	$28,168

*	Repairs and maintenance	3,375	2,934
*	Payroll, benefits, and office	2,755	2,675
*	Utilities and waste removal	2,462	2,128
*	Property insurance	1,330	1,542
*	Security, legal, and other expenses	825	720
	Property operating expenses	10,747	9,999

*	Real estate taxes	9,356	8,981

	General and administrative costs	6,443	6,412
	Stock-based compensation costs	2,766	2,191
	Capitalized direct development compensation costs	(662)	(629)
	General and administrative expense	8,547	7,974

	Total operating expenses	$59,264	$55,122

Interest expense, net
	Term loans, including impact of derivatives	$3,320	$3,382
	Senior notes	3,201	3,201
	Mortgages payable	926	2,352
	Line of credit facility fees	200	133
	Capitalized interest	(8)	(9)
	Amortization of debt discounts and financing costs	683	575
	Total interest expense, net	$8,322	$9,634

Other income and expense, net
	Interest on cash and cash equivalents	$672	$811
	Income tax expense	(136)	(133)
	Miscellaneous and settlement income	71	180
	Total other income and expense, net	$607	$858
*  Component of Net Operating Income

6	Supplemental - Quarter Ended March 31, 2025

Reconciliation of Non-GAAP Measures
In thousands
Same Property NOI

	Three Months Ended March 31
	2025	2024
Income
Minimum base rent	$42,952	$41,310
Real estate tax recoveries	8,020	7,837
Common area maintenance, insurance, and other recoveries	8,374	7,647
Ground rent income	4,613	4,501
Short-term and other lease income	1,471	1,287
Reversal of uncollectible rent and recoveries, net	68	51
Other property income	362	297
Total income	65,860	62,930

Operating Expenses
Property operating	9,807	9,731
Real estate taxes	8,767	8,651
Total operating expenses	18,574	18,382

Same Property NOI	$47,286	$44,548

Same Property NOI Growth	6.1%

Same Property Count	61
Net Income to Same Property NOI

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(607)	(858)
Interest expense, net	8,322	9,634
Depreciation and amortization	30,614	28,168
General and administrative	8,547	7,974
Adjustments to NOI (a)	(1,799)	(2,043)
NOI	51,869	45,775
NOI from other investment properties	(4,583)	(1,227)
Same Property NOI	$47,286	$44,548
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

7	Supplemental - Quarter Ended March 31, 2025

Reconciliation of Non-GAAP Measures, continued
In thousands, except share and per share amounts
Nareit FFO and Core FFO

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Depreciation and amortization of real estate assets	30,366	27,946
Nareit FFO Applicable to Common Shares and Dilutive Securities	37,158	30,846
Amortization of market lease intangibles and inducements, net	(895)	(576)
Straight-line rent adjustments, net	(894)	(906)
Amortization of debt discounts and financing costs	683	575
Depreciation and amortization of corporate assets	248	222
Non-operating income and expense, net (a)	(71)	(180)
Core FFO Applicable to Common Shares and Dilutive Securities	$36,229	$29,981

Weighted average common shares outstanding - basic	77,563,971	67,874,528
Dilutive effect of unvested restricted shares (b)	596,816	397,522
Weighted average common shares outstanding - diluted	78,160,787	68,272,050

Net income per diluted share	$0.09	$0.04
Nareit FFO per diluted share	$0.48	$0.45
Core FFO per diluted share	$0.46	$0.44
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Interest expense, net	8,322	9,634
Income tax expense	136	133
Depreciation and amortization	30,614	28,168
EBITDA	45,864	40,835
Amortization of market-lease intangibles and inducements, net	(895)	(576)
Straight-line rent adjustments, net	(894)	(906)
Non-operating income and expense, net (a)	(71)	(180)
Adjusted EBITDA	$44,004	$39,173
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

8	Supplemental - Quarter Ended March 31, 2025

Summary of Outstanding Debt
In thousands

	Balance as of March 31, 2025	Proportion of Total Debt	Weighted Average Interest Rate	Weighted Average Years to Maturity
Fixed rate secured debt	$93,380	13%	3.97%	2.4
Fixed rate unsecured debt	650,000	87%	4.04%	3.2
Discounts and financing costs, net	(2,635)	n/a	n/a	n/a
Total debt, net	$740,745	100%	4.03%	3.1

Schedule of Maturities by Year

	Fixed Rate		Total Debt, net
Maturity Year	Secured Debt	Unsecured Debt
2025	$35,880	$—	$35,880
2026	—	200,000	200,000
2027	26,000	200,000	226,000
2028	—	—	—
2029	31,500	150,000	181,500
Thereafter	—	100,000	100,000
Discounts and financing costs, net	(130)	(2,505)	(2,635)
Total	$93,250	$647,495	$740,745
Debt Maturities

	Maturity	Interest Rate	Balance
Mortgages Payable
The Plant	May-25	3.97%	$13,000
The Highlands of Flower Mound	Dec-25	3.88%	22,880
Escarpment Village	Jul-27	3.86%	26,000
Shops at Arbor Trails	Dec-29	4.12%	31,500
Total			93,380

Term Loan
$200.0 million 5 years	Sep-26	2.81% (a)	100,000
$200.0 million 5 years	Sep-26	2.81% (a)	100,000
$200.0 million 5.5 years	Mar-27	2.78% (a)	50,000
$200.0 million 5.5 years	Mar-27	2.84% (a)	50,000
$200.0 million 5.5 years	Mar-27	4.99% (a)	100,000
Total			400,000

Senior Notes
$150.0 million Series A Notes	Aug-29	5.07%	150,000
$100.0 million Series B Notes	Aug-32	5.20%	100,000
Total			250,000

Revolving Line of Credit
$500.0 million total capacity	Jan-29	1M SOFR + 1.15% (b)	—

Grand total		4.03%	$743,380
(a)Interest rates reflect the fixed rates achieved through the Company's interest rate swaps.
(b)As of March 31, 2025, 1-Month Term SOFR was 4.32%. Additional annual facility fee of 0.15% applies to entire line of credit capacity.

9	Supplemental - Quarter Ended March 31, 2025

Debt Covenants, Interest Rate Swaps, and Capital Investments and Leasing Costs
Unaudited, dollars in thousands
Debt Covenants (trailing 12 months)

			For the quarter ended
Description	Term Loan Covenants	Senior Note Covenants	Q1 2025	Q4 2024	Q3 2024	Q2 2024

Leverage Ratio	< 60.0%	< 60.0%	23.2%	23.2%	24.0%	28.4%
Fixed Charge Coverage Ratio	> 1.50	> 1.50	4.9	4.5	4.3	4.3
Maximum Dividend Payout	< 95%	N/A	49.4%	49.5%	48.9%	49.5%
Maximum Secured Recourse Debt	< 10% of Total Asset Value	< 10% of Total Asset Value	—%	—%	—%	—%
Unsecured Interest Coverage Ratio	> 1.75	> 1.75	6.5	6.3	6.3	5.8
Unsecured Leverage Ratio	< 60%	< 60%	22.8%	23.1%	24.5%	26.8%
Interest Rate Swaps
As of March 31, 2025, the Company is party to five effective interest rate swap agreements:

Interest Rate Swaps	Effective Date	Termination Date	InvenTrust Receives	InvenTrust Pays Fixed Rate of	Fixed Rate Achieved	Notional Amount
5.5 year Term Loan	4/3/23	3/22/27	1-Month SOFR	3.69%	4.99%	$100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.81%	100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.81%	100,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.54%	2.84%	50,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.48%	2.78%	50,000
						$400,000
Capital Investments and Leasing Costs

	Three months ended March 31
	2025	2024
Tenant improvements	$887	$2,298
Leasing costs	809	991
Property improvements	3,212	2,129
Capitalized indirect costs (a)	428	445
Total capital expenditures and leasing costs	5,336	5,863
Development and redevelopment direct costs	1,794	1,038
Development and redevelopment indirect costs (a)	243	192
Capital investments and leasing costs (b)	$7,373	$7,093

(a)Indirect costs include capitalized interest, real estate taxes, insurance, and payroll costs.
(b)As of March 31, 2025 and 2024, total accrued capital investments and leasing costs were $4,950 and $5,588, respectively.

10	Supplemental - Quarter Ended March 31, 2025

Markets and Tenant Size
GLA and dollar amounts in thousands, except per square foot amounts

Market	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Austin-Round Rock, TX	8	98.5%	$33,630	$17.05	16.0%	2,091	19.1%
Houston-Sugar Land-Baytown, TX	6	95.7%	21,947	16.76	10.5%	1,378	12.6%
Atlanta Metro Area, GA	10	96.8%	20,906	20.89	10.0%	1,069	9.7%
Miami-Fort Lauderdale-Miami Beach, FL	3	98.4%	20,301	24.18	9.7%	859	7.8%
Dallas-Fort Worth-Arlington, TX	7	97.6%	18,701	20.75	8.9%	941	8.6%
Raleigh-Cary-Durham, NC	5	96.7%	13,373	20.52	6.4%	688	6.3%
Charlotte-Gastonia-Concord, NC	4	98.1%	10,563	21.02	5.0%	515	4.7%
Orlando-Kissimmee, FL	4	97.4%	10,172	25.72	4.9%	411	3.6%
Tampa-St. Petersburg, FL	3	95.8%	9,654	15.57	4.6%	744	6.8%
So. California - Los Angeles, CA	2	96.7%	7,525	20.24	3.6%	392	3.6%
Richmond, VA	2	98.5%	6,802	17.92	3.2%	385	3.5%
San Antonio, TX	2	94.6%	6,511	27.10	3.1%	261	2.4%
Washington D.C., MD	2	90.2%	5,983	36.59	2.9%	181	1.6%
So. California - Inland Empire, CA	2	99.4%	5,693	23.64	2.7%	246	2.2%
So. California - San Diego, CA	2	99.2%	5,688	26.45	2.7%	225	2.1%
Charleston-Berkeley-Dorchester, SC	2	98.1%	5,461	26.03	2.6%	214	2.0%
Cape Coral-Fort Myers, FL	2	97.1%	3,727	15.59	1.8%	249	2.3%
Phoenix, AZ	2	99.1%	3,005	25.66	1.4%	123	1.1%
Total	68	97.3%	$209,642	$20.21	100%	10,972	100%

State	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Texas	23	97.3%	$80,789	$18.26	38.5%	4,671	42.7%
Florida	12	97.2%	43,854	20.94	21.0%	2,263	20.5%
North Carolina	9	97.3%	23,936	20.74	11.4%	1,203	11.0%
Georgia	10	96.8%	20,906	20.89	10.0%	1,069	9.7%
California	6	98.1%	18,906	22.84	9.0%	863	7.9%
Virginia	2	98.5%	6,802	17.92	3.2%	385	3.5%
Maryland	2	90.2%	5,983	36.59	2.9%	181	1.6%
South Carolina	2	98.1%	5,461	26.03	2.6%	214	2.0%
Arizona	2	99.1%	3,005	25.66	1.4%	123	1.1%
Total	68	97.3%	$209,642	$20.21	100%	10,972	100%

Tenant type	Economic Occupancy	Leased Occupancy	ABR	ABR PSF	GLA
20,000 SF+ (a)	99.0%	100%	$66,396	$11.60	5,879
10,000 - 19,999 SF (a)	95.7%	96.7%	21,089	20.74	1,062
5,000 - 9,999 SF (b)	90.2%	95.4%	19,438	27.52	782
1 - 4,999 SF (b)	90.1%	92.9%	102,719	35.13	3,249
Total	95.4%	97.3%	$209,642	$20.21	10,972

Anchor Tenants (a)	98.5%	99.5%	$87,485	$12.98	6,941
Small Shop Tenants (b)	90.1%	93.4%	$122,157	$33.65	4,031

(a)Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
(b)Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.

11	Supplemental - Quarter Ended March 31, 2025

Top 25 Tenants by Total ABR and Tenant Merchandise Mix
In thousands

	Parent Name	Tenant Name/Count	Credit Rating (a)	No. of Leases	ABR	% of Total ABR	GLA	% of Total Occ.GLA
1	Kroger	Kroger 7 / Kroger Gas 1 / Harris Teeter 4 / Ralphs 2	BBB	14	$8,931	4.3%	821	7.5%
2	Publix Super Markets, Inc.	Publix 12 / Publix Liquor 3	N/A	15	6,926	3.3%	581	5.3%
3	TJX Companies	Marshalls 7 / HomeGoods 5 / TJ Maxx 2	A	14	4,907	2.3%	399	3.6%
4	Albertson's	Tom Thumb 2 / Market Street 2 / Safeway 1 / Albertsons 1	BB+	6	4,359	2.1%	365	3.3%
5	H.E.B.	H.E.B. 4 / H.E.B. Staff Office 1	N/A	5	4,257	2.0%	447	4.1%
6	Amazon, Inc.	Whole Foods Market 5	AA	5	2,742	1.3%	194	1.8%
7	Apollo Global Management, Inc.	Michaels 8	B-	8	2,690	1.3%	190	1.7%
8	Best Buy		BBB+	4	2,270	1.1%	138	1.3%
9	Ross Dress For Less	Ross Dress for Less 5 / dd's Discounts 1	BBB+	6	2,193	1.0%	171	1.6%
10	BC Partners	PetSmart 6	B+	6	2,117	1.0%	125	1.1%
11	Ulta Beauty Inc.		N/A	8	2,085	1.0%	83	0.8%
12	Petco Health and Wellness Company, Inc.		B	8	2,014	1.0%	106	1.0%
13	Dick's Sporting Goods, Inc.	Dick's Sporting Goods 2 / Going, Going, Gone 1	BBB	3	1,966	0.9%	171	1.6%
14	Trader Joe's		N/A	4	1,910	0.9%	51	0.5%
15	Sprouts Farmers Market		N/A	3	1,798	0.9%	85	0.8%
16	Costco Wholesale		AA	2	1,735	0.8%	298	2.7%
17	Five Below, Inc.		N/A	9	1,707	0.8%	86	0.8%
18	Bank of America		A-	6	1,672	0.8%	34	0.3%
19	Nordstrom Inc.	Nordstrom Rack 2 / Nordstrom 1	BB	3	1,602	0.8%	89	0.8%
20	Kingswood Capital Management	World Market 6	N/A	6	1,591	0.8%	110	1.0%
21	Wells Fargo		BBB+	8	1,387	0.7%	33	0.3%
22	Starbucks Corporation		BBB+	16	1,372	0.7%	31	0.3%
23	The Gap, Inc.	Old Navy 5	BB	5	1,290	0.6%	73	0.7%
24	Massage Envy		N/A	11	1,273	0.6%	37	0.3%
25	Truist Bank		A	6	1,265	0.6%	28	0.3%
	Totals			181	$66,059	31.6%	4,746	43.5%
(a) Reflects the most recently available S&P credit rating.
Tenant Merchandise Mix

Tenant Category	ABR	% of Total ABR
Grocery / Drug	$40,385	19.4%
Quick Service Restaurants	25,866	12.3%
Personal Health and Beauty Services	23,063	11.0%
Medical	19,612	9.4%
Full Service Restaurants	18,759	8.9%
Off Price	11,306	5.4%
Apparel / Accessories	10,648	5.1%
Banks	9,396	4.5%
Fitness	7,790	3.7%
Pets	7,225	3.4%
Hobby / Sports	6,911	3.3%
Office / Communications	6,100	2.9%
Other	5,278	2.5%
Home	5,270	2.5%
Other Essential Retail / Services	5,006	2.4%
Office (Non Financial, Non-Medical)	2,985	1.4%
Entertainment	2,386	1.1%
Hardware / Auto	1,656	0.8%
	$209,642	100.00%

12	Supplemental - Quarter Ended March 31, 2025

Comparable and Non-Comparable Lease Statistics
GLA in thousands
The Company's portfolio had 323 thousand square feet expiring during the three months ended March 31, 2025, of which 290 thousand square feet was re-leased. This achieved a retention rate of approximately 90%. The following table summarizes the activity for leases that were executed during the three months ended March 31, 2025.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF) (a)	Prior Contractual Rent ($PSF) (a)	% Change over Prior Lease Rent (a)	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

All Tenants
Comparable Renewal Leases (b)	47	209	$21.79	$20.04	8.7%	5.2	$0.11	$0.08
Comparable New Leases (b)	6	12	37.27	30.99	20.3%	8.7	16.83	18.26
Non-Comparable Renewal and New Leases	16	35	32.42	N/A	N/A	7.6	26.62	12.68
Total	69	256	$22.62	$20.63	9.6%	5.7	$4.48	$2.63

Anchor Tenants (leases ten thousand square feet and over)
Comparable Renewal Leases (b)	4	121	$13.12	$12.61	4.0%	5.0	$—	$—
Comparable New Leases (b)	—	—	—	—	—%	—	—	—
Non-Comparable Renewal and New Leases	—	—	—	N/A	N/A	—	—	—
Total	4	121	$13.12	$12.61	4.0%	5.0	$—	$—

Small Shop Tenants (leases under ten thousand square feet)
Comparable Renewal Leases (b)	43	88	$33.75	$30.29	11.4%	5.5	$0.27	$0.20
Comparable New Leases (b)	6	12	37.27	30.99	20.3%	8.7	16.83	18.26
Non-Comparable Renewal and New Leases	16	35	32.42	N/A	N/A	7.6	26.62	12.68
Total	65	135	$34.17	$30.37	12.5%	6.3	$8.52	$5.00

(a)Non-comparable leases are not included in totals.
(b)Comparable leases are leases that meet all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10% of prior unit square footage, and has a rent structure consistent with the previous tenant.

13	Supplemental - Quarter Ended March 31, 2025

Comparable and Non-Comparable Lease Statistics, continued
GLA in thousands
The following table summarizes the activity for leases that were executed during the trailing four quarters ended March 31, 2025.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF)	Prior Contractual Rent ($PSF)	% Change over Prior Lease Rent	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

Comparable Leases
Total Renewal and New Leases
Q1 2025	53	221	$22.62	$20.63	9.6%	5.4	$1.00	$1.05
Q4 2024	40	189	24.73	21.41	15.5%	6.0	1.65	1.08
Q3 2024	48	403	18.26	16.63	9.8%	6.2	2.89	1.30
Q2 2024	49	330	22.43	20.33	10.3%	5.3	0.97	0.82
Total	190	1,143	$21.38	$19.26	11.0%	5.8	$1.76	$1.08

Renewals
Q1 2025	47	209	$21.79	$20.04	8.7%	5.2	$0.11	$0.08
Q4 2024	33	175	23.35	20.38	14.6%	5.6	—	—
Q3 2024	39	364	17.40	15.94	9.2%	5.8	0.11	—
Q2 2024	42	313	21.41	19.40	10.4%	5.0	—	—
Total	161	1,061	$20.43	$18.50	10.4%	5.4	$0.06	$0.02

New Leases
Q1 2025	6	12	$37.27	$30.99	20.3%	8.7	$16.83	$18.26
Q4 2024	7	14	41.95	34.34	22.2%	11.0	22.25	14.63
Q3 2024	9	39	26.42	23.14	14.2%	9.9	29.13	13.55
Q2 2024	7	17	41.05	37.33	10.0%	10.1	18.57	15.80
Total	29	82	$33.74	$29.17	15.7%	10.0	$23.95	$14.89

Non-Comparable Leases
Q1 2025	16	35	$32.42			7.6	$26.62	$12.68
Q4 2024	12	43	34.19			9.6	33.02	17.50
Q3 2024	10	65	26.84			10.0	14.02	13.72
Q2 2024	10	113	8.29			6.3	10.93	3.04
Total	48	256	$20.60			8.0	$17.55	$9.48

14	Supplemental - Quarter Ended March 31, 2025

Tenant Lease Expirations
GLA and ABR in thousands, except per square foot amounts

Lease Expiration Year	No. of Expiring Leases	GLA of Expiring Leases	Percent of Total GLA of Expiring Leases	ABR of Expiring Leases	Percent of Total ABR	Expiring ABR PSF (a)

Anchor Tenants

2025	6	328	4.8%	$2,810	3.1%	$8.57
2026	15	426	6.2%	5,954	6.6%	13.98
2027	38	1,291	18.6%	18,060	19.9%	13.99
2028	25	603	8.8%	8,864	9.8%	14.70
2029	30	916	13.3%	11,729	12.9%	12.80
2030	23	726	10.6%	9,709	10.7%	13.37
2031	9	382	5.6%	4,087	4.5%	10.70
2032	9	345	5.0%	4,537	5.0%	13.15
2033	10	286	4.2%	4,174	4.6%	14.59
2034	13	575	8.4%	7,302	8.0%	12.70
Thereafter	23	979	14.3%	13,194	14.5%	13.48
Other (b)	1	11	0.2%	346	0.4%	31.45
Totals	202	6,868	100%	$90,766	100%	$13.22
Vacant space		73
Total		6,941

Small Shop Tenants

2025	82	178	4.9%	$5,504	4.1%	$30.92
2026	215	541	14.9%	17,714	13.3%	32.74
2027	245	574	15.8%	20,169	15.1%	35.14
2028	214	511	14.1%	17,890	13.3%	35.01
2029	210	559	15.4%	20,596	15.5%	36.84
2030	140	359	9.9%	13,548	10.2%	37.74
2031	80	228	6.3%	8,737	6.6%	38.32
2032	80	197	5.4%	7,632	5.7%	38.74
2033	58	147	4.0%	6,520	4.9%	44.35
2034	72	194	5.3%	8,336	6.3%	42.97
Thereafter	41	135	3.7%	6,305	4.7%	46.70
Other (b)	6	11	0.3%	335	0.3%	30.45
Totals	1,443	3,634	100%	$133,286	100%	$36.68
Vacant space		397
Total		4,031

Total

2025	88	506	4.8%	$8,314	3.7%	$16.43
2026	230	967	9.2%	23,668	10.6%	24.48
2027	283	1,865	17.8%	38,229	17.1%	20.50
2028	239	1,114	10.7%	26,754	11.9%	24.02
2029	240	1,475	14.0%	32,325	14.4%	21.92
2030	163	1,085	10.3%	23,257	10.4%	21.44
2031	89	610	5.8%	12,824	5.7%	21.02
2032	89	542	5.2%	12,169	5.4%	22.45
2033	68	433	4.1%	10,694	4.8%	24.70
2034	85	769	7.3%	15,638	7.0%	20.34
Thereafter	64	1,114	10.6%	19,499	8.7%	17.50
Other (b)	7	22	0.2%	681	0.3%	30.95
Totals	1,645	10,502	100%	$224,052	100%	$21.33
Vacant space		470
Total		10,972
(a)Expiring ABR PSF reflects ABR PSF at the time of lease expiration.
(b)Other lease expirations include the GLA, ABR and ABR PSF of month-to-month leases.

15	Supplemental - Quarter Ended March 31, 2025

Development Pipeline
In thousands

Active Redevelopments			Estimated Completion Quarter (a)	Projected Incremental Costs	Costs to Date	Estimated Incremental Yield on Cost
Property	Market	Project Description
Campus Marketplace	So. California - San Diego, CA	Redevelopment of an existing outparcel building.	2Q - 2025	$800	$500
Sandy Plains Centre	Atlanta Metro Area, GA	Redevelopment and expansion to accommodate a 10,000 square foot swim school and additional small shop space.	3Q - 2025	3,200	2,500
River Oaks	So. California - Los Angeles, CA	Redevelopment of an outparcel and common area improvements.	4Q - 2025	600	200
Sarasota Pavilion	Tampa-St. Petersburg, FL	Anchor space repositioning and remerchandising into new tenant spaces, including a 27,000 square foot anchor space and a 5,000 square foot small shop space.	1Q - 2026	8,400	200
Shops at Arbor Trails	Austin-Round Rock, TX	Redevelopment of a pre-existing single tenant building to a multi-tenant building.	1Q - 2026	3,000	1,200
Buckhead Crossing	Atlanta Metro Area, GA	Anchor space repositioning and remerchandising into new tenant spaces, including a 10,000 square foot anchor space and a 7,000 square foot small shop space	2Q - 2026	5,600	200
Total Redevelopment Costs				$21,600	$4,800	7-10%

(a) The Company's estimated timing of completion may be impacted by factors outside of management's control, including global supply constraints or government restrictions.

Recently Completed Redevelopments
Property	Market	Project Description	Completion Quarter	Completed Costs
Sarasota Pavilion	Tampa-St. Petersburg, FL	Redevelopment and remerchandising of a former anchor space into new tenant spaces, including an 18,000 square foot anchor space, a 14,000 square foot anchor space, and additional small shop space.	1Q - 2025	$6,800
Southern Palm Crossing	Miami-Fort Lauderdale-Miami Beach, FL	Redevelopment of a former bank building for a freestanding building with a drive- through.	2Q - 2024	1,550
Buckhead Crossing	Atlanta Metro Area, GA	Anchor space repositioning	2Q - 2024	700
Pavilion at LaQuinta	So. California - Inland Empire	Redevelopment of a freestanding building.	2Q - 2024	800
Antoine Town Center	Houston-Sugar Land-Baytown, TX	New development, including addition of an outparcel building with a drive- through.	4Q - 2024	200

Potential Developments and Redevelopments
Projects shown below are listed alphabetically, are in various stages of planning, and may or may not commence due to a number of factors.
Property	Market	Project Description
Bay Colony	Houston - Sugar Land-Baytown, TX	Redevelopment of an existing outparcel building.
Bay Landing	Cape Coral - Fort Myers, FL	New development of building area adjacent to existing stores.
Buckhead Crossing	Atlanta Metro Area, GA	New development, including addition of an outparcel building.
Campus Marketplace	So. California - San Diego, CA	Redevelopment of an existing outparcel building.
Garden Village	So. California - Los Angeles, CA	Demolition of outparcel buildings and reconstruction for freestanding buildings with drive-throughs.
Gateway Market Center	Tampa - St. Petersburg, FL	Extensive repositioning and reconfiguration of the center to right size anchor space, add freestanding buildings and improve vehicular access.
Kyle Marketplace	Austin - Round Rock, TX	New development, including addition of outparcel buildings.
Plantation Grove	Orlando - Kissimmee, FL	Redevelopment and expansion of the shopping center. Addition of new outparcel building.
River Oaks	So. California - Los Angeles, CA	Anchor repositioning and expansion.
Sarasota Pavilion	Tampa - St. Petersburg, FL	New development, including addition of outparcel building.
The Centre on Hugh Howell	Atlanta Metro Area, GA	New development, including addition of outparcel building.
The Parke	Austin - Round Rock, TX	Anchor repositioning and expansion.
Westpark Shopping Center	Richmond, VA	New development, including addition of outparcel building.

16	Supplemental - Quarter Ended March 31, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
1	Escarpment Village	Austin-Round Rock	TX	N	170	100%	$22.49	Yes	HEB
2	Kyle Marketplace	Austin-Round Rock	TX	C	260	100%	$17.83	Yes	HEB
3	Market at Westlake	Austin-Round Rock	TX	N	30	100%	$22.00	No	Walgreens
4	Scofield Crossing	Austin-Round Rock	TX	N	95	98.7%	$18.36	Yes	Hana World Market, Goodwill
5	Shops at Arbor Trails	Austin-Round Rock	TX	C	357	100%	$14.12	Yes	Costco Wholesale, Whole Foods Market, Haverty's Furniture, Marshalls
6	Shops at the Galleria	Austin-Round Rock	TX	P	537	95.4%	$14.27	No
Best Buy, Five Below, Home Consignment Center, HomeGoods, Lowe's,
Marshalls, Michaels, OfficeMax, Old Navy, Petsmart, Signature Bridal
Salon and Bestow Bridal, Spec's Wine Spirits & Finer Foods, World
Market

7	The Parke	Austin-Round Rock	TX	P	406	98.9%	$16.93	Yes	Whole Foods Market, Cavender's Boot City, Dick's Sporting Goods, DSW, Five Below, La-Z-Boy Furniture Galleries, Marshalls, Michaels, Nordstrom, Old Navy, Petco, Ulta, World Market
8	University Oaks	Austin-Round Rock	TX	P	236	100%	$22.51	No	Crunch Fitness, DSW, IKEA*, JC Penney*, Jo-Ann Fabrics, Petsmart, Ross Dress for Less, Spec's Wine Spirits & Finer Foods
9	Custer Creek Village	Dallas-Fort Worth-Arlington	TX	N	96	100%	$15.92	Yes	Tom Thumb
10	Eldorado Marketplace	Dallas-Fort Worth-Arlington	TX	C	189	100%	$24.66	Yes	Market Street, PetSmart, Phenix Salon Suites
11	Prestonwood Town Center	Dallas-Fort Worth-Arlington	TX	P	236	98.7%	$21.12	Yes	Walmart*, Barnes & Noble, Burlington, DSW, HomeGoods, Michaels, Petco, Ulta
12	Riverview Village	Dallas-Fort Worth-Arlington	TX	N	89	100%	$13.43	Yes	Tom Thumb, Petco
13	Riverwalk Market	Dallas-Fort Worth-Arlington	TX	N	90	93.4%	$21.49	Yes	Market Street
14	Shops at Fairview Town Center	Dallas-Fort Worth-Arlington	TX	N	66	100%	$25.84	Yes	Whole Foods Market
15	The Highlands of Flower Mound	Dallas-Fort Worth-Arlington	TX	P	175	92.2%	$19.92	Yes	Target*, Market by Macy's, Michaels, Skechers, World Market
16	Antoine Town Center	Houston-Sugar Land-Baytown	TX	N	110	97.3%	$15.47	Yes	Kroger
17	Bay Colony	Houston-Sugar Land-Baytown	TX	C	415	95.3%	$16.57	Yes	HEB, Kohl's, LA Fitness, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
18	Blackhawk Town Center	Houston-Sugar Land-Baytown	TX	N	127	99.1%	$14.04	Yes	HEB, Walgreens
19	Cyfair Town Center	Houston-Sugar Land-Baytown	TX	C	434	95.0%	$17.60	Yes	Kroger, Cinemark USA, Crunch Fitness, J.C. Penney
20	Eldridge Town Center	Houston-Sugar Land-Baytown	TX	C	144	95.1%	$17.34	Yes	Kroger, Kohl's*, Petco
21	Stables Town Center II	Houston-Sugar Land-Baytown	TX	N	148	95.4%	$17.70	Yes	Kroger
22	Sonterra Village	San Antonio	TX	N	42	84.2%	$36.74	Yes	Trader Joe's
23	Stone Ridge Market	San Antonio	TX	C	219	96.6%	$25.41	Yes	HEB Plus*, Burlington, PetSmart
	Total Texas				4,671	97.3%	$18.26

24	Bay Landing	Cape Coral - Fort Meyers	FL	N	63	100%	$10.16	Yes	The Fresh Market, HomeGoods
25	The Forum (d)	Cape Coral - Fort Meyers	FL	P	186	96.1%	$17.43	Yes	Target*, dd's Discounts, Home Depot*, Michaels, Petco, Ross Dress for Less, Sky Zone, Staples
26	PGA Plaza Palm Beach Gardens	Miami-Ft Lauderdale-Miami Beach	FL	C	121	99.1%	$37.15	Yes	Trader Joe's, Marshalls, Ulta
27	Southern Palm Crossing	Miami-Ft Lauderdale-Miami Beach	FL	P	345	98.6%	$17.83	Yes	Costco Wholesale, Going Going Gone, Marshalls
28	Westfork & Paraiso	Miami-Ft Lauderdale-Miami Beach	FL	N	393	98.0%	$25.85	Yes	Costco Wholesale*, Publix, Baptist Outpatient Services, Dollar Tree, Pembroke Pink Imaging, Petco, Regal Cinemas, Ross Dress for Less, Skechers, TJ Maxx, Ulta
29	Lakeside & Lakeside Crossing	Orlando - Kissimmee	FL	N	76	100%	$48.99	Yes	Trader Joe's
30	Plantation Grove (e)	Orlando - Kissimmee	FL	N	107	98.7%	$20.21	Yes	Publix
31	Rio Pinar Plaza	Orlando - Kissimmee	FL	N	131	94.6%	$19.37	Yes	Publix, Planet Fitness
32	Suncrest Village	Orlando - Kissimmee	FL	N	97	97.9%	$21.71	Yes	Publix, Orange County Tax Collector
33	Gateway Market Center	Tampa - St. Petersburg	FL	P	231	89.9%	$14.23	Yes	Publix, Target*, Beall's, HomeGoods, Petsmart, TJ Maxx
34	Peachland Promenade	Tampa - St. Petersburg	FL	N	177	98.6%	$15.37	Yes	Publix, Goodwill, My Salon Suite, Planet Fitness
35	Sarasota Pavilion	Tampa - St. Petersburg	FL	P	336	98.3%	$16.35	Yes	Publix, Bank of America, Bealls, Marshalls, Michaels, PetSmart, Ross Dress for Less, Truist Bank
	Total Florida				2,263	97.2%	$20.94

17	Supplemental - Quarter Ended March 31, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
36	Eastfield Village	Charlotte-Gastonia-Concord	NC	N	96	97.5%	$18.94	Yes	Food Lion, Gold's Gym
37	Northcross Commons	Charlotte-Gastonia-Concord	NC	N	63	100%	$28.87	Yes	Whole Foods Market
38	Sycamore Commons	Charlotte-Gastonia-Concord	NC	P	265	100%	$21.01	Yes	Costco Wholesale*, Best Buy, Dick's Sporting Goods, Lowe's*, Michaels, Nordstrom Rack, Old Navy, Ulta, World Market
39	The Shoppes at Davis Lake	Charlotte-Gastonia-Concord	NC	N	91	91.9%	$17.34	Yes	Harris Teeter
40	Bent Tree Plaza	Raleigh-Cary-Durham	NC	N	80	100%	$15.31	Yes	Food Lion
41	Cary Park Town Center	Raleigh-Cary-Durham	NC	N	93	100%	$18.01	Yes	Harris Teeter, CVS
42	Commons at University Place	Raleigh-Cary-Durham	NC	N	92	100%	$17.42	Yes	Harris Teeter, CVS
43	Renaissance Center	Raleigh-Cary-Durham	NC	P	363	93.8%	$23.96	No	Ashley HomeStore, Best Buy, Nordstrom Rack, Old Navy, Popshelf, REI, Ulta, UNC Health Care, World Market
44	The Pointe at Creedmoor	Raleigh-Cary-Durham	NC	N	60	100%	$16.91	Yes	Harris Teeter
	Total North Carolina				1,203	97.3%	$20.74

45	Buckhead Crossing	Atlanta Metro Area	GA	P	221	94.3%	$23.41	No	HomeGoods, Marshalls, Michaels, Ross Dress for Less, The Tile Shop
46	Coweta Crossing	Atlanta Metro Area	GA	N	68	100%	$11.30	Yes	Publix
47	Kennesaw Marketplace	Atlanta Metro Area	GA	C	130	97.1%	$35.88	Yes	Whole Foods Market, Academy Sports + Outdoors*, Guitar Center*, Hobby Lobby*, Petco*
48	Moores Mill (d)	Atlanta Metro Area	GA	N	70	100%	$25.03	Yes	Publix
49	Plaza Midtown	Atlanta Metro Area	GA	N	70	93.8%	$28.87	Yes	Publix
50	Rose Creek	Atlanta Metro Area	GA	N	70	100%	$11.64	Yes	Publix
51	Sandy Plains Centre	Atlanta Metro Area	GA	C	135	98.9%	$24.08	Yes	Kroger, Pet Supplies Plus, Walgreens*
52	The Centre on Hugh Howell	Atlanta Metro Area	GA	N	83	98.4%	$14.03	No	Crunch Fitness
53	Thomas Crossroads	Atlanta Metro Area	GA	N	105	90.1%	$9.56	Yes	Kroger
54	Windward Commons	Atlanta Metro Area	GA	N	117	100%	$16.01	Yes	Kroger
	Total Georgia				1,069	96.8%	$20.89

55	Bear Creek Village Center	So. California - Inland Empire	CA	N	80	98.1%	$27.18	Yes	Stater Brothers
56	Pavilion at LaQuinta	So. California - Inland Empire	CA	P	166	100%	$21.92	Yes	Sprouts Farmers Market, Best Buy, DSW, OfficeMax, PGA TOUR Superstore
57	Garden Village	So. California - Los Angeles	CA	N	117	90.2%	$19.81	Yes	Albertson's, Rite Aid
58	River Oaks	So. California - Los Angeles	CA	C	275	99.4%	$20.41	Yes	Sprouts Farmers Market, Target, Big 5 Sporting Goods, Dollar Tree, Five Below, Total Wine & More, Ulta
59	Campus Marketplace	So. California - San Diego	CA	N	144	98.8%	$31.22	Yes	Ralphs, CVS, Discovery Isle Child Development Center
60	Old Grove Marketplace	So. California - San Diego	CA	N	81	100%	$17.93	Yes	Ralphs, Lowe's*
	Total California				863	98.1%	$22.84

61	Stonehenge Village (d)	Richmond Metro Area	VA	C	214	100%	$19.13	Yes	Wegmans, La-Z-Boy, Party City, Petco
62	Westpark Shopping Center	Richmond Metro Area	VA	C	171	96.6%	$16.35	Yes	Publix, Painted Tree Boutiques, Planet Fitness, The Tile Shop
	Total Virginia				385	98.5%	$17.92

63	Market at Mill Creek (d)	Charleston-Berkeley-Dorchester	SC	N	80	100%	$24.16	Yes	Lowes Foods
64	Nexton Square (d)	Charleston-Berkeley-Dorchester	SC	L	134	96.9%	$27.18	No	N/A
	Total South Carolina				214	98.1%	$26.03

65	The Shops at Town Center	Washington D.C	MD	N	125	91.7%	$30.70	Yes	Safeway
66	Travilah Square Shopping Center	Washington D.C	MD	N	56	86.9%	$50.40	Yes	Trader Joe's
	Total Maryland				181	90.2%	$36.59

18	Supplemental - Quarter Ended March 31, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
67	Scottsdale North Marketplace (d)	Phoenix	AZ	N	66	98.4%	$22.55	Yes	AJ's Fine Foods
68	The Plant (d)	Phoenix	AZ	N	57	100%	$28.96	Yes	Sprouts Farmers Market
	Total Arizona				123	99.1%	$25.66

	Grand Totals				10,972	97.3%	$20.21
(a)N = Neighborhood Center, P = Power Center, C = Community Center, L = Lifestyle Center
(b)Grocers may be leased or shadow-anchors and includes traditional, specialty grocers, and large format retailers (i.e. Walmart, Target, and Costco).
(c)Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.
(d)Properties are excluded from Same Property for the three months ended March 31, 2025.
(e)The Company operates Plantation Grove and Maguire Groves as a single property under the Plantation Grove name. The operations, GLA, economic and leased occupancy, and ABR of Maguire Groves are classified as an other investment property for the three months ended March 31, 2025.

19	Supplemental - Quarter Ended March 31, 2025

Components of Net Asset Value as of March 31, 2025
In thousands, except share information

		Page No.
NOI Excluding Lease Termination Income and Expense, and GAAP Rent Adjustments, Most Recent Quarter
NOI, excluding ground rent	$46,793	5
Ground rent income	5,076	5
NOI	51,869	5

Annualized NOI, excluding ground rent income	$187,172
Annualized ground rent income	20,304

Projected remaining development
Net project costs	$16,800	15
Estimated range for incremental yield	7-10%	15

Assets
Cash, cash equivalents, and restricted cash	$84,579	2
Base rent, recoveries, and other revenue receivables	7,045	4
Undeveloped land	—
Land held for development	—

Liabilities
Debt	$743,380	8
Discounts and financing costs, net	(2,635)	8
Accounts payable and accrued expenses	30,371	2
Distributions payable	18,438	2
Other liabilities	29,597	2

Common Shares Outstanding	77,567,764	1

20	Supplemental - Quarter Ended March 31, 2025

Glossary of Terms

Terms	Definitions
ABR Per Square Foot (ABR PSF)	ABR PSF is the ABR divided by the occupied square footage as of the end of the period.
Adjusted EBITDA
Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.

Annualized Base Rent (ABR)
Annualized Base Rent (ABR) is the base rent for the last month of the period multiplied by twelve. Base rent is inclusive of ground rent and any abatement concessions and exclusive of Specialty Lease rent.

Anchor Tenant	Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
Community Center
Community Centers are generally open air and designed for tenants that offer a larger array of apparel and other soft goods. Typically, community centers contain anchor stores and other national retail tenants.

Comparable Lease
A Comparable Lease meets all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10%
of prior unit square footage, and has a rent structure consistent with the previous tenant.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization
(EBITDA) is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization.

Economic Occupancy	Upon Rent Commencement Date, the percentage of occupied GLA divided by total GLA. For purposes of calculating occupancy, Specialty Lease GLA is deemed vacant.
GAAP Rent Adjustments	GAAP Rent Adjustments consist of amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments.
Gross Leasable Area (GLA)	Measure of the total amount of leasable space at a property in square feet.
Leased Occupancy	Economic Occupancy plus the percentage of signed and not yet commenced GLA divided by total GLA.
Lifestyle Center	Lifestyle Centers consist of upscale national-chain specialty stores with dining and entertainment in an outdoor setting.
Nareit Funds From Operations (Nareit FFO) and Core FFO
The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the
National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From
Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.

Neighborhood Center	Neighborhood Centers are convenience oriented with tenants such as a grocery store anchor, a drugstore, and other small retailers.
Net Debt-to-Adjusted EBITDA	Net Debt-to-Adjusted EBITDA is net debt divided by trailing twelve month Adjusted EBITDA.
Net Operating Income (NOI)
NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP Rent
Adjustments.

New Lease
New Leases are leases where a new tenant will be occupying a unit or an existing tenant is relocating from one unit to another (unless the tenant is moving from a temporary space back to the original unit).

NOI from other investment properties	NOI from other investment properties consists of properties which do not meet the Company's Same Property criteria and includes adjustments for the Company's captive insurance company.
Power Center	Power Centers consist of category-dominant anchors, such as discount department stores, off-price stores, or wholesale clubs, with only a few small shop tenants.
Prior Contractual Rent
Base rent charged for a particular unit, prior to the current term’s first year rent. If the prior lease terminated prior to the contractual expiration date, the prior contractual rent amount is the rent charged in the final month of occupancy.

Renewal Lease	Terms have been extended on an existing lease in the same unit. This may happen via an amendment, extension agreement or exercised option.
Same Property	Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.
Shadow Anchor Tenant
Shadow Anchor Tenant represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a property, appear to the consumer as a retail tenant of the property and, as a result, attract additional consumer traffic to the property.

Small Shop Tenant	Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.
Specialty Lease
Specialty leasing represents leases of less than one year in duration for inline space and includes any term length for a common area space, and is excluded from the ABR and leased square footage figures when computing the ABR per square foot.